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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 30, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                     1-467            84-0513668
(State or other jurisdiction of       (Commission File       (IRS Employer
incorporation or organization)              Number)          Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                    07306
(Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code)          (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 7.  Financial Statements and Exhibits

         a. Not applicable.

         b. Not applicable

         c. Exhibits

         The following exhibit is filed with this report:

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         Exhibit Number                     Description
         ---------------------------------- ----------------------------------

         ---------------------------------- ----------------------------------
         99.1                               Press release dated March 30, 2004
         ---------------------------------- ----------------------------------

ITEM 9.  Regulation FD Disclosure

         The Company today released the results of its fiscal 2003 fourth quarter and full year operations. The press release is annexed hereto as
Exhibit 99.1 This report is being furnished pursuant to Item 9.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 31, 2004                             WILSHIRE ENTERPRISES, INC.
                                                   (Registrant)


                                                   By:  /s/ Philip G. Kupperman
                                                        -----------------------
                                                        Philip Kupperman
                                                        President


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